UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
------------------------------------------------------------------------

FORM 8-K
------------------------------------------------------------------------
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

November 18,  2008
------------------------------------------------------------------------

CHDT CORPORATION
 (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
------------------------------------------------------------------------

FLORIDA	0-28331	84-1047159
(State of Incorporation or	(Commission File Number)	(I.R.S. Employer
organization)		Identification No.)

350 JIM MORAN BLVD., #120
DEERFIELD BEACH, FLORIDA 33442
 (Address of principal executive offices)

(954) 252-3440
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications  pursuant to Rule 425 under the Securities Act (17
      CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 FR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
       Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the
      Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01   Regulation FD Disclosure:  CHDT Corporation intends on using the profile and PowerPoint presentation attached hereto as Exhibit 99.1 at a presentation before a private equity forum in New York City on November 20, 2008. The forum is an opportunity for companies to promote their companies before potential equity investors. A press release to be issued by CHDT Corporation concerning the November 20th private equity forum is attached hereto as Exhibit 99.2.

The information in this Report and Exhibit 99.1  and Exhibit 99.2 hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any filing by CHDT with the Commission.

ITEM 9.01   Exhibits.

EXHIBIT	DESCRIPTION

99.1	CHDT Corporation Profile and PowerPoint Presentation
99.2	CHDT Corporation Press Release re: Private Equity Forum presentation on November 20, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Reporting Company as duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   November 18, 2008

CHDT CORPORATION

/s/ Howard Ullman
Howard Ullman

EXHIBIT	DESCRIPTION

99.1	CHDT Corporation Profile and PowerPoint Presentation
99.2	CHDT Corporation Press Release re: Private Equity Forum presentation on November 20, 2008